CECO ENVIRONMENTAL CORP.

AND

CAN-MED TECHNOLOGY, INC. d/b/a GREEN DIAMOND OIL CORP.

WARRANT AGREEMENT

Dated as of December 28, 2006

WARRANT AGREEMENT (the "Agreement") dated as of December 28, 2006 between CECO Environmental Corp., a Delaware corporation (the "Company"), and Can-Med Technology, Inc. d/b/a Green Diamond Oil Corp. (hereinafter referred to as a "Holder" or "Green Diamond").

W I T N E S S E T H:

WHEREAS, Green Diamond and the Company are parties to a Second Amended and Restated Replacement Promissory Note and a Fourth Amended and Restated Replacement Promissory Note, whereby the Company owes Green Diamond the sums set forth therein;

WHEREAS, Green Diamond agreed to extend the maturity date under the Notes from April 1, 2007 to July 1, 2008 pursuant to a Third Amended and Restated Replacement Promissory Note ("Replacement Note 1") and a Fifth Amended and Restated Replacement Promissory Note ("Replacement Note 2" and together with Replacement Note 1, the "Notes"); and

WHEREAS, as part of the consideration for Green Diamond's agreement to extend the maturity date under the Notes, the Company desires to grant to Green Diamond, and Green Diamond desires to accept from the Company, warrant certificates giving Green Diamond the right to purchase shares of the Company's Common Stock;

NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant. Green Diamond is granted the right to purchase, from the Company, at any time from December 28, 2006, until 5:00 p.m., Eastern Standard Time, on December 28, 2016 (the "Expiration Date"), at which time the Warrants expire, up to an aggregate of 250,000 shares (subject to adjustment as provided in Section 8 hereof) of common stock, par value $.01 per share, of the Company ("Common Stock") at an initial exercise price (subject to adjustment as provided in Section 11 hereof) of $9.07 per share (the "Exercise Price").

2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

3. Registration of Warrant. The Warrants shall be numbered and shall be registered on the books of the Company when issued.

4. Exercise of Warrant.

4.1 Method of Exercise. The Warrants initially are exercisable at the product of (i) the Exercise Price multiplied by (ii) the number of shares of Common Stock purchased (subject to adjustment as provided in Section 11 hereof), as set forth in Section 8 hereof payable by certified or official bank check in United States dollars. The product of the number of Warrants exercised at any one time multiplied by the Exercise Price shall be referred to as the "Purchase Price." Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Purchase Price for the shares of Common Stock purchased at the Company's principal offices located at 3120 Forrer Street, Cincinnati, OH 45209, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

5. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 7 and 9 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

The Warrant Certificates and the certificates representing the shares of Common Stock, or other securities, property or rights issued upon exercise of the Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chief Executive Officer, President or any Vice President of the Company, attested to by the manual or facsimile signature of the then present Secretary or any Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

6. Non-transferability of Warrants. The Warrants issued hereunder or any interest in such Warrants may not be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution. Notwithstanding any other Section of this Agreement, any such attempted sale, assignment, conveyance, gift, pledge, hypothecation or transfer shall be null and void and shall nullify such Warrants immediately.

7. Transfer of Warrant. The Warrants shall be transferable only as set forth in Section 6 above and only on the books of the Company maintained at its principal office, where its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative accompanied by proper evidence of succession, assignment or authority to transfer. Upon any such permitted transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.

8. Exercise Price and Number of Securities. Except as otherwise provided in Section 10 hereof, each of the Warrants are exercisable to purchase one share of Common Stock at an initial exercise price equal to the Exercise Price. The Exercise Price and the number of shares of Common Stock for which the Warrant may be exercised shall be the price and the number of shares of Common Stock which shall result from time to time from any and all adjustments in accordance with the provisions of Section 11 hereof.

9. Registration Rights.

9.1 Registration Under the Securities Act of 1933. Each Warrant Certificate and each certificate representing the shares of Common Stock, and any of the other securities issuable upon exercise of the Warrants and the securities underlying the securities issuable upon exercise of the Warrants (collectively, the "Warrant Shares") shall bear the following legend, unless (i) such Warrants or Warrant Shares are distributed to the public or sold for distribution to the public pursuant to this Section 9 or otherwise pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act"), (ii) such Warrants or Warrant Shares are subject to a currently effective registration statement under the Act; or (iii) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, that such legend is unnecessary for any such certificate:

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS OR OTHER SECURITIES REPRESENTED BY THE CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

9.2 Piggyback Registration. If, at any time commencing July 1, 2007, and expiring on the Expiration Date, the Company proposes to register any of its securities, not registered on the date hereof, under the Act (other than in connection with a merger or pursuant to Form S-4 or Form S-8) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holders of the Warrants and/or the Warrant Shares of its intention to do so. If any of the Holders of the Warrants and/or Warrant Shares notify the Company within twenty (20) days after mailing of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Holders of the Warrants and/or Warrant Shares the opportunity to have any such Warrant Shares registered under such registration statement. In the event that the managing underwriter for said offering advises the Company in writing that in the underwriter's opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the securities held by the entities that made the demand for registration, (c) third, the Warrants and/or Warrant Shares requested to be included in such registration which in the opinion of such underwriter can be sold, pro rata among the Holders of Warrants and/or Warrant Shares on the basis of the number of Warrants and/or Warrant Shares requested to be registered by such Holders, and (d) fourth, other securities requested to be included in such registration.

Notwithstanding the provisions of this Section 9.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 9.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

9.3 Covenants of the Company With Respect to Registration. In connection with any registration under Section 9.2 hereof, the Company covenants and agrees as follows:

(a) The Company shall furnish each Holder desiring to sell Warrant Shares such number of prospectuses as shall reasonably be requested. The Company shall also file such applications and other documents as may be necessary to permit the sale of the Warrant Shares to the public during the Registration Period in those states to which the Company and the holders of the Warrants and/or Warrant Shares shall mutually agree.

(b) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Section 9.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

(c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(d) The Company shall indemnify the Holder(s) of the Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holder(s) within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.

(e) In order to provide for just and equitable contribution under the Act in any case in which (i) any Holder of the Warrant Shares or controlling person thereof makes a claim for indemnification but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 9.3(d) hereof provide for indemnification in such case or (ii) contribution under the Act may be required on the part of any Holder of the Warrant Shares, or controlling person thereof, then the Company, any such Holder of the Warrant Shares, or controlling person thereof shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Holder of Warrant Shares, or controlling person thereof on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such Holders of such securities and such controlling persons agree that it would not be just and equitable if contribution pursuant to this Section 9.3(e) were determined by pro rata allocation or by any other method which does not take account of the equitable considerations referred to in this Section 9.3(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9.3(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The Holder(s) of the Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing, by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement.

(g) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

(h) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a "cold comfort" letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

(i) The Company shall enter into an underwriting agreement with the managing underwriters selected for such underwriting by Holders holding a Majority of the Warrant Shares requested to be included in such underwriting. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holder(s) shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Shares and may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holder(s). Such Holder(s) shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holder(s) and their intended methods of distribution.

(j) For purposes of this Agreement, the term "Majority" in reference to the Warrants or Warrant Shares, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Shares that (i) are not held by the Company, or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act or Rule 144 promulgated under the Act.

10. Obligations of Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 9 hereof that each of the selling Holders shall:

(a) Furnish to the Company such information regarding themselves, the Warrant Shares held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition, and such other information as may reasonably be required to effect the registration of their Warrant Shares.

(b) Notify the Company, at any time when a prospectus relating to the Warrant Shares covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

11. Adjustments to Exercise Price and Number of Securities. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants or the securities underlying the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

11.1 Dividend, Subdivision and Combination. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

11.2 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 11, the number of Warrant Shares issuable upon the exercise at the adjusted Exercise Price of each Warrant shall be adjusted to the nearest number of whole shares of Common Stock determined by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of the applicable Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

11.3 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

11.4 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to each Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding shall have the right thereafter (until the Expiration Date) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger to which the Holder would have been entitled if the Holder had exercised such Warrant immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 11. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

11.5 No Adjustment of the Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

(a) Upon the issuance or sale of the Warrants or the Warrant Shares;

(b) Upon the issuance or sale of Common Stock (or any other security convertible, exercisable, or exchangeable into shares of Common Stock) upon the direct or indirect conversion, exercise, or exchange of any options, rights, warrants, or other securities or indebtedness of the Company outstanding as of the date of this Agreement or granted pursuant to any stock option plan of the Company in existence as of the date of this Agreement, pursuant to the terms thereof or issued pursuant to any stock purchase plan in existence as of the date of this Agreement, pursuant to the terms thereof; or

(c) If the amount of said adjustment shall be less than ten cents ($.10) per share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least ten cents ($.10) per share.

12. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable, without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company for a new Warrant Certificate of like tenor and date representing in the aggregate the Holder's right to purchase the same number of Warrant Shares in such denominations as shall be designated in such Warrant Certificate at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

13. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock or other securities upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

14. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof or the exercise or conversion of any other exercisable or convertible securities underlying the Warrants. Every transfer agent and warrant agent (collectively "Transfer Agent") for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock and other securities as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with every Transfer Agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants. The Company will supply every such Transfer Agent with duly executed stock and other certificates, as appropriate, for such purpose. The Company covenants and agrees that, upon each exercise of the Warrants and payment of the Purchase Price, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock and other securities issuable upon the exercise of the Warrants and the securities underlying the securities issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges or securities associations on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted.

15. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder(s) of the Warrants the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

(a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

(c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then in any one or more of said events, the Company shall give written notice to the registered holders of the Warrants of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

16. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

(a) if to the registered Holder of the Warrants, to the address of such

Holder as shown on the books of the Company; or

(b) if to the Company, to the address set forth in Section 4 hereof or to such other address as the Company may designate by notice to the Holders.

17. Investment Representation. The Holder represents and warrants that the Warrants and any shares of Common Stock to be issued upon exercise of the Warrants are and will be acquired by the Holder solely for the Holder's own account for investment and not with a view to or for sale in connection with any distribution thereof. The Holder agrees that the Holder will not, directly or indirectly, offer, transfer, sell, pledge, convey, gift, assign, encumber, alienate, hypothecate or otherwise dispose of all or any shares of Common Stock underlying the Warrants (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any of the shares of Common Stock underlying the Warrants), except in compliance with this Agreement, the Act and the rules and regulations of the Commission thereunder, and in compliance with applicable state securities or "blue sky" laws.

18. Supplements; Amendments; Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought. The Company and the Holder(s) may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holders may deem necessary or desirable and which the Company and the Holder deem shall not adversely affect the interests of the Holders of Warrant Certificates.

19. Successors. All of the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holder(s) and their respective successors and assigns hereunder.

20. Survival of Representations and Warranties. All statements in any schedule, exhibit or certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive.

21. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

22. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

23. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

24. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Green Diamond and any other registered Holder(s) of the Warrant Certificates or Warrant Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and Green Diamond and any other Holder(s) of the Warrant Certificates or Warrant Shares.

25. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

CECO ENVIRONMENTAL CORP.

By:/s/ Dennis W. Blazer

Name:/s/ Dennis W. Blazer

Title:CFO

Can-Med Technology, Inc.

d/b/a Green Diamond Oil Corp.

By: /s/ Phillip DeZwirek

Name: Phillip DeZwirek

Title:/s/ President

EXHIBIT A

WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS OR OTHER SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

EXERCISABLE ON OR BEFORE

5:00 P.M., EASTERN STANDARD TIME, DECEMBER 28, 2016

No.: 12-31-06-1

WARRANT CERTIFICATE

This Warrant Certificate certifies that Can-Med Technology, Inc. d/b/a Green Diamond Oil Corp., or registered assigns, is the registered holder of Warrants to purchase initially, at any time from December 28, 2006 until 5:00 p.m., Eastern Standard Time, on December 28, 2016 ("Expiration Date"), up to 250,000 shares, of fully-paid and non-assessable common stock, $.01 par value ("Common Stock") of CECO Environmental Corp., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events, of $9.07 per share upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal executive office of the Company, but subject to the conditions set forth herein. Payment of the Exercise Price shall be made by certified or official bank check in United States dollars payable to the order of the Company.

No Warrant may be exercised after 5:00 p.m., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter expire and shall be void.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

Upon due presentment for registration of transfer of this Warrant Certificate at the principal executive office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered of unexercised Warrants.

The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

This Warrant Certificate does not entitle any Warrant holder to any of the rights of a shareholder of the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of December 28, 2006.

ATTEST: CECO ENVIRONMENTAL CORP.

By:/s/ Dennis W. Blazer

Name:/s/ Dennis W. Blazer

Title:/s/ CFO

ELECTION TO PURCHASE PURSUANT TO SECTION 4.1 OF THE

WARRANT AGREEMENT

The undersigned hereby irrevocably elects to exercise the right, represented by a Warrant Certificate No. 12-31-06-1, to purchase shares of Common Stock (as defined in the Warrant Agreement described below) and herewith tenders in payment for such securities a certified or official bank check payable in United States dollars to the order of CECO Environmental Corp., a Delaware corporation (the "Company") in the amount of $____________, all in accordance with the terms of Section 4.1 of the Warrant Agreement dated as of December 28, 2006 between the Company and Can-Med Technology, Inc. d/b/a Green Diamond Oil Corp. The undersigned requests that a certificate for such securities be registered in the name of the undersigned, and if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant Certificate for the balance of the shares of Common Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned warrant holder or his assignee as below indicated and delivered to the address stated below.

Dated:

Signature: _______________________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

Address:_________________________________________

________________________________________________

________________________________________________

________________________________________________

(Insert Social Security or Other Identifying Number of Holder)

Signature Guaranteed: ____________________________________________________________

(Signature must be guaranteed by a bank, savings and loan association, stockbroker, or credit union with membership in an approved signature guaranty Medallion Program pursuant to Securities Exchange Act Rule 17Ad-15.)